EATON VANCE NATIONAL ULTRA-SHORT MUNICIPAL INCOME FUND

Supplement to Summary Prospectus and Prospectus dated August 1, 2021, as revised January 1, 2022

(the “Fund”)

The following changes are effective April 29, 2022:

•	The contingent deferred sales charge (“CDSC”) imposed on Class A shares purchased at net asset value in amounts of $250,000 or more and redeemed within 12 months of purchase is reduced from 1.00% to 0.25%;
•	The time period within which a CDSC is imposed on redemptions of Class A shares purchased at net asset value in amounts of $250,000 or more is reduced from 18 months to 12 months; and
•	The minimum initial purchase of Class I shares is increased from $250,000 to $1,000,000.

In line with the changes above and certain other matters described below, the following disclosure updates are effective April 29, 2022:

1.	The following replaces the corresponding table under “Class A Front-End Sales Charge” in “Sales Charges”:

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 or more	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $250,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of $250,000 or more as follows: 0.25% on amounts of $250,000 or more but less than $4 million; plus 0.20% on amounts of $4 million but less than $15 million; plus 0.15% on amounts of $15 million or more. A CDSC of 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.
2.	The following replaces the corresponding paragraph under “Contingent Deferred Sales Charge” in “Sales Charges”:

Contingent Deferred Sales Charge.  Class A shares purchased at net asset value in amounts of $250,000 or more are subject to a 0.25% contingent deferred sales charge or “CDSC” if redeemed within 12 months of purchase. The CDSC is generally paid to the principal underwriter. The CDSC is based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

3.	The following replaces the corresponding paragraph under “Purchase and Sale of Fund Shares” in “Fund Summary”:

You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $1,000,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

4.	The following replaces the corresponding paragraph under “Class I Shares” in “Purchasing Shares”:

Your initial investment must be at least $1,000,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. The Fund offers other share classes that have different fees and expenses. Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance.

5.	The following replaces the first paragraph in “Valuing Shares“:

You may buy or sell (redeem) shares of the Fund at the NAV next determined for the class after receipt of your order in good order, plus any applicable sales charge. The Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (typically

Monday through Friday) (the “Pricing Time”). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Eaton Vance believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the NYSE in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

6.	The following replaces the footnote under “Distributions” in “Shareholder Account Features”:
*	If any distribution check remains uncashed for six months, Eaton Vance reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested. For accounts held directly with the Fund’s transfer agent, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.

March 16, 2022	40436 3.16.22